UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
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Date of Report (Date of earliest event reported): May 9, 2013

Commission file number: 0-22773

NETSOL TECHNOLOGIES, INC.
(Exact name of small business issuer as specified in its charter)

NEVADA	95-4627685
(State or other Jurisdiction of	(I.R.S. Employer NO.)
Incorporation or Organization)

24025 Park Sorrento, Suite 410, Calabasas, CA 91302
(Address of principal executive offices) (Zip Code)

(818) 222-9195 / (818) 222-9197
(Issuer's telephone/facsimile numbers, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition.

On May 9, 2013, NetSol Technologies, Inc. issued a press release announcing results of operations and financial conditions for the quarter and nine months ended March 31, 2013.  The press release is furnished as Exhibit 99.1 to this Form 8-K.

Additionally, NetSol Technologies, Inc. posted a video of our Chief Executive Officer discussing the results.  A transcript of that video is furnished as Exhibit 99.2 to this form 8-K

The information in this report shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document field under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01  Financial Statements and Exhibits.

Exhibits

99.1	News Release dated March 9, 2013
99.2	Transcript of Chief Executive Officer, posted March 9, 2013

SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NETSOL TECHNOLOGIES, INC.

Date: May 9, 2013	/s/ Najeeb Ghauri
NAJEEB GHAURI
Chief Executive Officer

Date: May 9, 2013	/s/ Boo-Ali Siddiqui
BOO-ALI SIDDIQUI
Chief Financial Officer